UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2007
PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other jurisdiction of incorporation)

1-11037	06-124-9050

(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113

(Address of principal executive offices)	(Zip Code)
(203)837-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4: INDENTURE DATED JULY 15,1992
EX-5: OPINION OF CAHILL GORDON & REINDEL

ITEM 8.01 Other Events.
On March 15, 2007, Praxair, Inc. (the “Company”) issued $325 million aggregate principal amount of 5.20% notes due 2017 (the “Notes”) in a registered offering under the Securities Act of 1933, pursuant to the Company’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on December 14, 2006. The Notes were issued pursuant to an indenture dated as of July 15, 1992 between Praxair, Inc. and U.S. Bank National Association, as the ultimate successor trustee to Bank of America, Illinois (formerly Continental Bank, National Association) (the “Indenture”). The Indenture was previously filed with the SEC in paper. So that the Indenture is available electronically, it is being filed herewith as Exhibit 4. There have been no amendments or modifications to the Indenture since it was executed.
In connection with the Notes offering, Cahill Gordon & Reindel provided certain legal opinions to the Company that are filed as Exhibit 5 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4	Indenture dated July 15, 1992

5	Opinion of Cahill Gordon & Reindel

23	Consent of Cahill Gordon & Reindel (included in Exhibit 5)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant
Date: March 19, 2007	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

4	Indenture dated July 15, 1992

5	Opinion of Cahill Gordon & Reindel

23	Consent of Cahill Gordon & Reindel (included in Exhibit 5)